APPENDIX D

TO THE MUTUAL FUND CUSTODY AND

SERVICES AGREEMENT BETWEEN

THE BANK OF NEW YORK MELLON (“CUSTODIAN”

(SUCCESSOR BY OPERATION OF LAW TO MELLON BANK, N.A.)

AND LINCOLN VARIABLE INSURANCE PRODUCTS TRUST (THE “TRUST”)

DATED OCTOBER 1, 2007

(Amended and Restated Effective May 1, 2018)

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST, a Delaware statutory trust

SEC Registration No. 811-08090 (1940 Act)

033-70742 (1933 Act)

Registrant CIK# 0000914036

Name of Series and any Share Classes	Date added to the Agreement	CUSIP	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
LVIP Baron Growth Opportunities Fund Service Class Standard Class	08/31/2007	534898 408 534898 309	20-8590779	S000015785 C000043353 C000043352
LVIP Wellington Capital Growth Fund (formerly LVIP Capital Growth Fund) Service Class Standard Class	08/31/2007	534898 846 474903 705	02-0455044	S000015969 C000043854 C000043853
LVIP Clarion Global Real Estate Fund (formerly LVIP Cohen & Steers Global Real Estate Fund) Service Class Standard Class	08/31/2007	534898 200 534898 101	20-8630982	S000016761 C000046810 C000046809
LVIP Delaware Bond Fund Service Class Standard Class	08/31/2007	53500#118 53404@109	35-1524285	S000002812 C000007721 C000007720
LVIP Dimensional U.S. Core Equity 1 Fund (formerly LVIP Delaware Growth and Income Fund) Service Class Standard Class	08/31/2007	53500#159 53406#105	35-1524383	S000002818 C000007733 C000007732
LVIP Delaware Social Awareness Fund Service Class Standard Class	08/31/2007	53500#209 53407@106	52-1494156	S000002806 C000007709 C000007708
LVIP Delaware Special Opportunities Fund Service Class Standard Class	08/31/2007	53500#191 53407*108	35-1524384	S000002807 C000007711 C000007710
LVIP BlackRock Dividend Value Managed Volatility Fund (formerly LVIP BlackRock Equity Dividend Managed Volatility Fund) (formerly LVIP BlackRock Equity Dividend	08/31/2007		52-1835647	S000002815

Name of Series and any Share Classes	Date added to the Agreement	CUSIP	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
RPM Fund) (formerly LVIP Wells Fargo Intrinsic Value Fund) (formerly LVIP FI Equity-Income Fund) Service Class Standard Class		53500#134 53405*100		C000007727 C000007726

LVIP Blended Large Cap Growth Managed

Volatility Fund (formerly LVIP UBS Large

Cap Growth Managed Volatility Fund)

(formerly LVIP UBS Large Cap Growth

RPM Fund) (formerly LVIP Janus Capital

Appreciation Fund)

            Service Class

            Standard Class

	08/31/2007	53500#126 53405#106	52-1835645	S000002813 C000007723 C000007722
LVIP MFS International Growth Fund (formerly LVIP Marsico International Growth Fund ) Service Class Standard Class	08/31/2007 (10/01/2010)	534898 838 474903 200	02-0495076	S000015970 C000043856 C000043855
LVIP MFS Value Fund Service Class Standard Class	08/31/2007	534898 820 474903 408	02-0455048	S000015971 C000043858 C000043857

LVIP Blended Mid Cap Managed Volatility

Fund (formerly LVIP Ivy Mid Cap Growth

Managed Volatility Fund) (formerly LVIP

Columbia Small-Mid Cap Growth RPM

Fund) (formerly LVIP Turner Mid-Cap

Growth Fund)

(formerly LVIP Mid-Cap Growth Fund)

            Service Class

            Standard Class

	04/30/08 (08/31/2007)	534898 812 474903 846	02-0524596	S000015972 C000043860 C000043859
LVIP Wellington Mid-Cap Value Fund (formerly LVIP Mid-Cap Value Fund) Service Class Standard Class	08/31/2007	534898 796 474903 838	02-0524595	S000015973 C000043861 C000043862
LVIP Mondrian International Value Fund Service Class Standard Class	08/31/2007	53500#167 53406*109	35-1793284	S000002803 C000007703 C000007702
LVIP Government Money Market Fund (formerly LVIP Money Market Fund) Service Class Standard Class	08/31/2007	53500#183 53407#104	35-1524280	S000002805 C000007707 C000007706
LVIP SSGA S&P 500 Index Fund (formerly LVIP SSgA S&P 500 Index Fund) (formerly LVIP S&P 500 Index Fund) Service Class	04/30/08 (08/31/2007)	534898 747	02-0516164	S000015783 C000043349

Name of Series and any Share Classes	Date added to the Agreement	CUSIP	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Standard Class		474903 853		C000043348
LVIP SSGA Small-Cap Index Fund (formerly LVIP SSgA Small-Cap Index Fund) (formerly LVIP Small-Cap Index Fund) Service Class Standard Class	04/30/08 (08/31/2007)	534898 788 474903 101	02-0415698	S000015974 C000043864 C000043863
LVIP T. Rowe Price Growth Stock Fund Service Class Standard Class	08/31/2007	534898 770 474903 507	02-0479703	S000015975 C000043866 C000043865
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class Standard Class	08/31/2007	53500#100 53404#107	52-1835648	S000002802 C000007701 C000007700

LVIP Franklin Templeton Global Equity

Managed Volatility Fund (formerly LVIP

Templeton Growth Managed Volatility

Fund) (formerly LVIP Templeton Growth

RPM Fund) (formerly LVIP Templeton

Growth Fund)

            Service Class

            Standard Class

	08/31/2007	534898 762 474903 309	02-0415697	S000015976 C000043868 C000043867

LVIP JPMorgan Select Mid Cap Value

Managed Volatility Fund (formerly LVIP

JPMorgan Mid Cap Value Managed

Volatility Fund) (formerly LVIP JPMorgan

Mid Cap Value RPM Fund) (formerly LVIP

Columbia Value Opportunities

Fund)(formerly LVIP Value Opportunities

Fund)

            Service Class

            Standard Class

	04/30/08 (08/31/2007)	534898 754 474903 820	02-0524594	S000015977 C000043870 C000043869

LVIP SSGA Global Tactical Allocation

Managed Volatility Fund (formerly LVIP

SSgA Global Tactical Allocation Managed

Volatility Fund) (formerly LVIP SSgA

Global Tactical Allocation RPM Fund)

(formerly LVIP SSgA Global Tactical

Allocation Fund) (formerly LVIP Wilshire

Aggressive Profile Fund)

            Service Class

            Standard Class

	08/31/2007	53500#340 53500#332	20-2717912	S000029488 C000090479 C000090480
LVIP Global Conservative Allocation Managed Risk Fund (formerly LVIP Managed Risk Profile Conservative Fund)	08/31/2007		20-2717959	S000002808

Name of Series and any Share Classes	Date added to the Agreement	CUSIP	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
(formerly LVIP Protected Profile Conservative Fund )(formerly LVIP Wilshire Conservative Profile Fund) Service Class Standard Class		53500#308 53500#290		C000007713 C000007712

LVIP Global Moderate Allocation Managed

Risk Fund (formerly LVIP Managed Risk

Profile Moderate Fund) (formerly LVIP

Protected Profile Moderate Fund )(formerly

LVIP Wilshire Moderate Profile Fund)

            Service Class

            Standard Class

	08/31/2007	53500#282 53500#274	20-2718024	S000002809 C000007715 C000007714

LVIP Global Growth Allocation Managed

Risk Fund (formerly LVIP Managed Risk

Profile Growth Fund)(formerly LVIP

Protected Profile Moderately Aggressive

Fund )(formerly LVIP Wilshire Moderately

Aggressive Profile Fund)

            Service Class

            Standard Class

	08/31/2007	53500#324 53500#316	20-2718072	S000002810 C000007717 C000007716
LVIP T. Rowe Price 2010 Fund (formerly LVIP Managed Risk Profile 2010 Fund) (formerly LVIP Protected Profile 2010 Fund)(formerly LVIP Wilshire 2010 Profile Fund) Service Class Standard Class	08/31/2007	534898 606 534898 507	20-5631069	S000016762 C000046812 C000046811
LVIP T. Rowe Price 2020 Fund (formerly LVIP Managed Risk Profile 2020 Fund) (formerly LVIP Protective Profile 2020 Fund)(formerly LVIP Wilshire 2020 Profile Fund) Service Class Standard Class	08/31/2007	534898 804 534898 705	20-8631171	S000016763 C000046814 C000046813
LVIP T. Rowe Price 2030 Fund (formerly LVIP Managed Risk Profile 2030 Fund) (formerly LVIP Protected Profile 2030 Fund)(formerly LVIP Wilshire 2030 Profile Fund) Service Class Standard Class	08/31/2007	534898 879 534898 887	20-8631258	S000016764 C000046816 C000046815
LVIP T. Rowe Price 2040 Fund (formerly LVIP Managed Risk Profile 2040 Fund) (formerly LVIP Protected Profile 2040 Fund)(formerly LVIP Wilshire 2040 Profile	08/31/2007		20-8631329	S000016765

Name of Series and any Share Classes	Date added to the Agreement	CUSIP	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Fund) Service Class Standard Class		534898 853 534898 861		C000046817 C000046818
LVIP SSGA Bond Index Fund (formerly LVIP SSgA Bond Index Fund) Service Class Standard Class	04/30/08	534898739 534898663	26-2198346	S000021657 C000062028 C000062027
LVIP SSGA Developed International 150 Fund (formerly LVIP SSgA Developed International 150 Fund) Service Class Standard Class	04/30/08	534898713 534898648	26-2198664	S000021661 C000062035 C000062036
LVIP SSGA Emerging Markets 100 Fund (formerly LVIP SSgA Emerging Markets 100 Fund) Service Class Standard Class	04/30/08	534898697 534898630	26-2198724	S000021662 C000062038 C000062037
LVIP SSGA International Index Fund (formerly LVIP SSgA International Index Fund) Service Class Standard Class	04/30/08	534898721 534898655	26-2198407	S000021658 C000062030 C000062029
LVIP SSGA Large Cap 100 Fund (formerly LVIP SSgA Large Cap 100 Fund) Service Class Standard Class	04/30/08	534898689 534898622	26-2198804	S000021659 C000062032 C000062031
LVIP SSGA Small-Mid Cap 200 Fund (formerly LVIP SSgA Small-Mid Cap 200 Fund) Service Class Standard Class	04/30/08	534898671 534898614	26-2198981	S000021660 C000062034 C000062033
LVIP Global Income Fund Service Class Standard Class	05/01/09	534898580 534898598	26-4075619	S000025309 C000075433 C000075432
LVIP JPMorgan Retirement Income Fund (formerly LVIP Delaware Foundation® Conservative Allocation Fund) Service Class Standard Class	05/01/09	53500#175 53406@107	35-1559413	S000025131 C000074971 C000074970
LVIP BlackRock Scientific Allocation Fund (formerly LVIP Delaware Foundation® Moderate Allocation Fund) Service Class Standard Class	05/01/09	246493100 246493209	23-2470518	S000025132 C000074973 C000074972

Name of Series and any Share Classes	Date added to the Agreement	CUSIP	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
LVIP Delaware Wealth Builder Fund (formerly LVIP Delaware Foundation® Aggressive Allocation Fund) Service Class Standard Class	05/01/09	53500#142 53405@108	35-1710518	S000025133 C000074975 C000074974
LVIP Delaware Diversified Floating Rate Fund Service Class Standard Class	04/30/10	534898556 534898119	27-1750986	S000028581 C000087495 C000087494
LVIP Blackrock Inflation Protected Bond Fund Service Class Standard Class	04/30/10	534898515 534898523	27-1747313	S000028580 C000087493 C000087492
LVIP JPMorgan High Yield Fund Service Class Standard Class	04/30/10	534898531 534898549	27-1750939	S000028582 C000087497 C000087496
LVIP American Growth Fund Service Class II	06/30/10	534898457	27-1751017	S000027494 C000086781
LVIP American Growth-Income Fund Service Class II	06/30/10	534898499	27-1751036	S000028405 C000086782
LVIP American International Fund Service Class II	06/30/10	534898481	27-1751068	S000028406 C000086783
LVIP American Global Growth Fund Service Class II	06/30/10	534898473	27-1751097	S000028402 C000086779
LVIP American Global Small Capitalization Fund Service Class II	06/30/10	534898465	27-1751123	S000028403 C000086780
LVIP American Balanced Allocation Fund Service Class Standard Class	08/02/10	534898259 534898267	27-2891956	S000029470 C000090441 C000090442
LVIP American Growth Allocation Fund Standard Class Service Class	08/02/10	534898275 534898283	27-2892063	S000029471 C000090443 C000090444
LVIP American Income Allocation Fund Standard Class Service Class	08/02/10	534898291 534898317	27-2892132	S000029472 C000090445 C000090446
LVIP SSGA Conservative Index Allocation Fund (formerly LVIP SSgA Conservative Index Allocation Fund) Standard Class Service Class	08/02/10	534898325 534898440	27-2892206	S000029482 C000090467 C000090468
LVIP SSGA Moderate Index Allocation Fund (formerly LVIP SSgA Moderate Index Allocation Fund) Standard Class	08/02/10	534898333	27-2892251	S000029483 C000090469

Name of Series and any Share Classes	Date added to the Agreement	CUSIP	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Service Class		534898432		C000090470
LVIP SSGA Moderately Aggressive Index Allocation Fund (formerly LVIP SSgA Moderately Aggressive Index Allocation Fund) Standard Class Service Class	08/02/10	534898341 534898424	27-2892317	S000029484 C000090471 C000090472
LVIP SSGA Conservative Structured Allocation Fund (formerly LVIP SSgA Conservative Structured Allocation Fund) Standard Class Service Class	08/02/10	534898358 534898416	27-2892380	S000029485 C000090473 C000090474
LVIP SSGA Moderate Structured Allocation Fund (formerly LVIP SSgA Moderate Structured Allocation Fund) Standard Class Service Class	08/02/10	534898366 534898390	27-2892454	S000029486 C000090475 C000090476
LVIP SSGA Moderately Aggressive Structured Allocation Fund (formerly LVIP SSgA Moderately Aggressive Structured Allocation Fund) Standard Class Service Class	08/02/10	534898374 534898382	27-2892508	S000029487 C000090477 C000090478

LVIP Dimensional U.S. Equity Managed

Volatility Fund (formerly LVIP Dimensional

U.S. Core Equity 2 Managed Volatility

Fund) (formerly LVIP Dimensional US

Equity RPM Fund) (formerly LVIP

Dimensional US Equity Fund)

            Service Class

            Standard Class

	04/29/2011	535000491 535000483	27-4534756	S000031867 C000099223 C000099222

LVIP Dimensional International Equity

Managed Volatility Fund (formerly LVIP

Dimensional International Core Equity

Managed Volatility Fund) (formerly LVIP

Dimensional Non-U.S. Equity RPM Fund)

(formerly LVIP Dimensional Non-US Equity

Fund)

            Service Class

            Standard Class

	04/29/2011	535000475 535000467	27-4534842	S000031868 C000099225 C000099224
LVIP Dimensional/Vanguard Total Bond Fund Service Class Standard Class	04/29/2011	535000517 535000509	27-4864624	S000031869 C000099227 C000099226

Name of Series and any Share Classes	Date added to the Agreement	CUSIP	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
LVIP Vanguard Domestic Equity ETF Fund Service Class Standard Class	04/29/2011	535000459 535000442	27-4534939	S000031869 C000099227 C000099226
LVIP Vanguard International Equity ETF Fund Service Class Standard Class	04/29/2011	535000434 535000426	27-4535006	S000031870 C000099229 C000099228
LVIP T. Rowe Price 2050 Fund (formerly LVIP Managed Risk Profile 2050 Fund) (formerly LVIP 2050 Profile Fund) Service Class Standard Class	04/29/2011	535000418 535000400	27-4535057	S000031810 C000099067 C000099066

LVIP American Global Growth Allocation

Managed Risk Fund (formerly LVIP

Managed Risk American Growth Allocation

Fund) (formerly LVIP Protected American

Growth Allocation Fund)

            Service Class

            Standard Class

	03/12/2012	534898234 534898242	45-4013409	S000036024 C000110364 C000110365

LVIP American Global Balanced Allocation

Managed Risk Fund (formerly LVIP

Managed Risk American Balanced

Allocation Fund) (formerly LVIP Protected

American Balanced Allocation Fund)

            Service Class

            Standard Class

	03/12/2012	534898218 534898226	45-4013424	S000036023 C000110363 C000110362
LVIP American Preservation Fund Standard Class Service Class	08/31/2012	535000525 535000533	45-4743983	S000038140 C000117544 C000117545
LVIP SSGA SMID Cap Managed Volatility Fund (formerly LVIP SSGA Small-Cap Managed Volatility Fund) (formerly LVIP SSGA Small-Cap RPM Fund) Standard Class Service Class	04/30/13	535000848 535000855	46-1938633	S000040171 C000124883 C000124882
LVIP SSGA Large Cap Managed Volatility Fund (formerly LVIP SSGA Large Cap RPM Fund) Standard Class Service Class	04/30/13	535000822 535000830	46-1956485	S000040170 C000124880 C000124881
LVIP MFS International Equity Managed Volatility Fund (formerly LVIP MFS International Growth Managed Volatility Fund) (formerly LVIP MFS International Growth RPM Fund)	04/30/13		46-1928872	S000040168

Name of Series and any Share Classes	Date added to the Agreement	CUSIP	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Standard Class Service Class		535000863 535000871		C000124876 C000124877

LVIP BlackRock Global Allocation V.I.

Managed Risk Fund (formerly LVIP

BlackRock Global Allocation V.I. Managed

Volatility Fund) (formerly LVIP BlackRock

Global Allocation V.I. RPM Fund) (formerly

LVIP RPM BlackRock Global Allocation VI

Fund)

            Standard Class

            Service Class

	04/30/13	535000707 535000608	46-1906625	S000040167 C000124874 C000124875

LVIP Select Core Equity Managed Volatility

Fund (formerly LVIP VIP Contrafund

Managed Volatility Portfolio) (formerly

LVIP VIP Contrafund RPM Portfolio)

(formerly LVIP RPM Fidelity VIP

Contrafund)

            Standard Class

            Service Class

	04/30/13	535000889 535000806	46-1915830	S000040169 C000124878 C000124879

LVIP American Century Select Mid Cap

Managed Volatility Fund (formerly LVIP

American Century VP Mid Cap Value

Managed Volatility Fund) (formerly LVIP

American Century VP Mid Cap Value RPM

Fund)

            Standard Class

            Service Class

	01/02/14	535000566 535000574	46-3295717	S000042336 C000131265 C000131266

LVIP Blended Core Equity Managed

Volatility Fund (formerly LVIP ClearBridge

Variable Appreciation Managed Volatility

Fund) (formerly LVIP ClearBridge Variable

Appreciation RPM Fund)

            Standard Class

            Service Class

	01/02/14	535000582 535000590	46-3312391	S000042337 C000131267 C000131268

LVIP Franklin Templeton Value Managed

Volatility Fund (formerly LVIP Franklin

Mutual Shares VIP Managed Volatility

Fund) (formerly LVIP Franklin Mutual

Shares VIP RPM Fund)(formerly LVIP

Franklin Mutual Shares Securities RPM

Fund)

            Standard Class

            Service Class

	01/02/14	535000632 535000640	46-3344320	S000042339 C000131271 C000131272

Name of Series and any Share Classes	Date added to the Agreement	CUSIP	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
LVIP Invesco Select Equity Managed Volatility Fund (formerly LVIP Invesco V.I. Comstock Managed Volatility Fund) (formerly LVIP Invesco V.I. Comstock RPM Fund) Standard Class Service Class	01/02/14	535000657 535000665	46-3384787	S000042340 C000131273 C000131274
LVIP SSGA International Managed Volatility Fund (formerly LVIP SSgA International Managed Volatility Fund) (formerly LVIP SSgA International RPM Fund) Standard Class Service Class	01/02/14	535000699 535000715	46-3416484	S000042642 C000131277 C000131278

LVIP Invesco Diversified Equity-Income

Managed Volatility Fund (formerly LVIP

Invesco Diversified Equity Income RPM

Fund) (formerly LVIP Invesco V.I. Equity

and Income RPM Fund)

            Standard Class

            Service Class

	05/01/14	535000673 535000681	46-3407659	S000042341 C000131275 C000131276
LVIP Multi-Manager Global Equity Managed Volatility Fund (formerly LVIP Multi-Manager Global Equity RPM Fund) Standard Class Service Class	05/01/14	534898135 534898127	46-4939039	S000045005 C000139580 C000139581
LVIP BlackRock Multi-Asset Income Fund Standard Class Service Class	05/01/14	534898150 534898143	46-4998873	S000045003 C000139576 C000139577
LVIP Franklin Templeton Multi-Asset Opportunities Fund Standard Class Service Class	05/01/14	535000814 535000798	46-5005386	S000045004 C000139578 C000139579
LVIP Goldman Sachs Income Builder Fund Standard Class Service Class	05/01/14	534898192 534898184	46-5018387	S000045001 C000139572 C000139573
LVIP PIMCO Low Duration Bond Fund Standard Class Service Class	05/01/14	535000780 535000772	46-5032304	S000045002 C000139574 C000139575
LVIP SSGA Mid-Cap Index Fund (formerly LVIP SSgA Mid-Cap Index Fund) Standard Class Service Class	08/29/14	535000764 535000756	47-1340721	S000046416 C000145055 C000145056
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class	05/01/15	53500Q106	47-3215285	S000048564 C000153122

Name of Series and any Share Classes	Date added to the Agreement	CUSIP	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Service Class		53500Q205		C000153123
LVIP Dimensional International Core Equity Fund Standard Class Service Class	05/01/15	53500Q304 53500Q403	47-3189995	S000048565 C000153125 C000153124
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class Service Class	05/01/15	53500Q502 53500Q601	47-3162695	S000048563 C000153120 C000153121
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class Service Class	05/01/15	53500Q882 53500Q874	47-3232689	S000048566 C000153127 C000153126
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Standard Class Service Class	05/01/16	53500Q825 53500Q817	81-1085755	S000053203 C000167351 C000167352
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Standard Class Service Class	05/01/16	53500Q791 53500Q783	81-1134236	S000053203 C000167351 C000167352
LVIP Western Asset Core Bond Fund Standard Class Service Class	07/01/16	53500Q775 53500Q767	81-2682179	S000054411 C000170901 C000170902
Lincoln iShares® Fixed Income Allocation Fund Standard Class	01/01/17	53500Q759	81-4560532	S000056054 C000176493
Lincoln iShares® Global Growth Allocation Fund Standard Class	01/01/17	53500Q742	81-4543645	S000056055 C000176494
Lincoln iShares® U.S. Moderate Allocation Fund Standard Class	01/01/17	53500Q734	81-4571213	S000056056 C000176495
Loomis Sayles Global Growth Fund Standard Class Service Class	05/01/2018	53500Q726 53500Q718	82-3979066	S000061556 C000199415 C000199416
SSGA Short-Term Bond Index Fund Standard Class Service Class	05/01/2018	53500Q692 53500Q684	82-4228025	S000061557 C000199417 C000199418

The Trust and the Custodian hereby each represent and warrant to the other that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment on its behalf has the requisite authority to bind the Trust or the Custodian to this Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

By: /s/ William P. Flory, Jr.
Name: William P. Flory, Jr.
Title: Vice President and Chief Accounting Officer
Date: April 18, 2018

THE BANK OF NEW YORK MELLON

By: /s/ James W. Burns, Jr.
Name: James W. Burns, Jr.
Title: Vice President
Date: April 27, 2018